UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)    October 10, 2003


                        Integrated Security Systems, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     1-11900                75-2422983
  ----------------------------   ------------------------   -------------------
  (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)


       8200 Springwood Drive, Suite 230, Irving, TX            75063
       --------------------------------------------          ----------
         (Address of principal executive offices)            (Zip Code)


     Registrant's telephone number, including area code    (972) 444-8280


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

On October 10, 2003, Integrated Security Systems, Inc. (the "Company") issued a press release announcing the Company's earnings results for the fiscal year ending June 30, 2003. This press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     99.1 Press release of Integrated Security Systems, Inc. announcing its earnings results for the fiscal year ending June 30, 2003, dated October 10, 2003.







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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Integrated Security Systems, Inc.
                                             ---------------------------------
                                             (Registrant)



 October 14, 2003                            /S/ C. A. RUNDELL, JR.
 ----------------                            ----------------------
 (Date)                                      C. A. Rundell, Jr.
                                             Chairman and CEO






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                                  Exhibit Index

 Exhibit
 Number         Description
 ---------      ----------------------------------------------------------------
 99.1           Press release of Integrated  Security Systems,  Inc.  announcing its earnings results for the fiscal year ending June 30, 2003, dated October 10, 2003.







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